Madison Opportunity Fund, Inc.
                       Financial Statements
                        December 31, 1997

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Madison Opportunity Fund,
Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Madison Opportunity Fund, Inc. (the "Fund") as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and the financial highlights of the Fund for the year ended December 31, 1996 were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Madison Opportunity Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
(signature)
Princeton, New Jersey
February 13, 1998

Madison Opportunity Fund, Inc.
Portfolio of Investments - December 31, 1997


                                                                  Market
                                                                  Value

Short Term Investments: 83.4% of Net Assets

Repurchase Agreement:
     With Donaldson, Lufkin & Jenrette Securities Corporation issued 12/31/97 at 6.00%, due 1/2/98, collateralized by $679,934 in United States Treasury Notes due 2/29/00. Proceeds at maturity are $667,222.
(Cost $667,000)                                                 $667,000

     TOTAL INVESTMENTS                                           667,000


Cash & Receivables Less Liabilities: 16.6% of Net Assets         133,105


TOTAL NET ASSETS: 100%                                          $800,105


Madison Opportunity Fund, Inc.
Statement of Assets and Liabilities
December 31, 1997


                                                       Market
                                                       Value

ASSETS

Investment at value (Notes 1 and 6)
     Repurchase Agreement                             $667,000

Cash                                                       127
Receivables
     Investments sold                                  140,178
     Dividends and interest                                377
     Total Assets                                      807,682

LIABILITIES
     Income dividend payable                                54
     Capital gain distribution payable                   7,523
     Total Liabilities                                   7,577

NET ASSETS (Note 7)                                   $800,105

CAPITAL SHARES OUTSTANDING                              37,932

NET ASSET VALUE PER SHARE                               $21.09



Madison Opportunity Fund, Inc.
Statement of Operations
For the Year Ended December 31, 1997


                                                   Year Ended
                                                   December 31, 1997

INVESTMENT INCOME (Note 1)
Interest income                                         $7,092
Dividend income                                          3,819
     Total investment income                           $10,911

EXPENSES (Note 3 and 5)
Investment advisory Fee                                 $3,190
Transfer agent and administrative expenses               2,023
Registration and professional expenses                   2,632
     Total expenses                                     $7,845

NET INVESTMENT INCOME                                   $3,066
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                      $153,547
Net unrealized depreciation of investments             (42,374)

NET GAIN ON INVESTMENTS                               $111,173

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS$114,238


Madison Opportunity Fund, Inc.
Statements of Changes in Net Assets
For the Years Ended December 31



                                                   1997     1996

INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS

Net investment income                           $3,066     $6,562
Net realized gain on investments               153,547     28,361
Net unrealized appreciation (depreciation) of
    investments                                (42,374)    42,374

     Total increase in net assets resulting
      from operations                         $114,239    $77,297


DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                      (1,043)    (5,866)
From net capital gains                        (144,212)   (28,362)

     Total distributions                     $(145,255)  $(34,228)


CAPITAL SHARE TRANSACTIONS (Note 8)           $195,903   $192,149


TOTAL INCREASE IN NET ASSETS                  $164,887   $235,218


NET ASSETS
     Beginning of period                      $635,218   $400,000
     End of period                            $800,105   $635,218



Madison Opportunity Fund, Inc.


FINANCIAL HIGHLIGHTS - Selected Per Share Data and Ratios

Selected data for a share outstanding throughout each year:

                                        Year Ended     Year Ended
                                 December 31, 1997     December 31, 1996

NET ASSET VALUE:
     Beginning of year                      $21.77     $20.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                     .08       0.24
     Net realized and unrealized gains
            on securities                     3.86       2.77
     Total from investment operations        $3.94      $3.01

LESS DISTRIBUTIONS:
     Dividends from net income               (0.03)     (0.21)
     Capital gains distributions             (4.59)     (1.03)

NET ASSET VALUE:
     End of year                            $21.09     $21.77

TOTAL RETURN:                                18.14%     15.05%

RATIOS:
     Operating expenses to average net assets 1.09%      0.81%
     Net income to average net assets          .43%      1.20%
     Portfolio turnover rate                113.00%     56.52%
     Average commission rate paid              .0800%     --



Madison Opportunity Fund, Inc.
Notes to Financial Statements
December 31, 1997



1. Significant Accounting Principles. Madison Opportunity Fund, Inc. began operations on December 27, 1995. There were no operations in 1995 and net assets consisted solely of $400,000 for the purchase of 20,000 shares by investors. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the latest available bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes.

(b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

(c) The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Agreement. The investment advisory agreement with Madison Investment Advisors, Inc., provides for an annual management fee of .75 of 1% on the average net assets of the Fund. Such fees were waived until June 16, 1997. The Fund paid Madison Investment Advisors, Inc. $3,190 in advisory fees in 1997. Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc.

4. Cost of Investments Purchased and Proceeds of Investments Sold. For the year ended December 31, 1997, the purchases and sales of investment securities (excluding short-term securities) were $665,298 and $1,297,597, respectively.

5. Other Expenses. The Fund paid expenses of $2,388 for custodial, transfer agent and other services for the period January 1, 1997 through June 16, 1997. The advisor was not reimbursed for any clerical or administrative expenses incurred by it during that time. For the period June 16, 1997 to December 31, 1997, the Fund paid $2,268 to the advisor for direct services or other support services provided by the advisor. This amount was equal to .49% of the average net assets of the Fund during that time period.

6. Aggregate Cost of Securities. The aggregate cost of securities for Federal income tax purposes is $667,000. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $0. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $0. The net unrealized appreciation at December 31, 1997, for all securities is $0.

7.  Net Assets.  At December 31, 1997, net assets include the following:

Net paid in capital on shares of beneficial interest          $788,053
Undistributed net income                                         2,718
Accumulated net realized gains                                   9,334
Total net assets                                              $800,105

8. Capital Shares Transactions. 500,000 shares of capital shares, with a $.01 par value, are authorized. Transactions in capital shares for the years ended December 31, 1997 and 1996 were:

                                         Year Ended     Year Ended
                                       December 31,     December 31,
                                              1997            1996

In Dollars
Shares sold                                 $95,914         $157,921
Shares issued in reinvestment of dividends  137,857           34,228
Total shares issued                         233,771          192,149
Shares redeemed                             (37,868)             --
Net increase                               $195,903         $192,149

In Shares
Shares sold                                   3,654            7,604
Shares issued in reinvestment of dividends    6,527            1,572
Total shares issued                          10,181            9,176
Shares redeemed                              (1,426)             --
Net increase                                  8,755            9,176

9. Subsequent Events. Effective January 1, 1998, pursuant to the unanimous written consent of its shareholders, the Fund changed its name, investment objectives and investment company diversification status. In addition, the shareholders approved changes to a variety of matters affecting the Fund.

Specifically, effective January 1, 1998, the Fund shall be a non-diversified investment company as that term is understood under the Investment Company Act of 1940, as amended (the "40 Act"); the investment objectives and policies of the Fund shall be changed to achieve its capital appreciation objective by means of investment in a concentrated portfolio of securities investments; the Fund shall be reorganized as a Massachusetts Business Trust and upon such reorganization, the name of the Fund shall be changed to "Mosaic Focused Fund"; the Fund shall enter into an Investment Advisory Agreement with Madison Mosaic, LLC (previously known as Bankers Finance Advisors, LLC, and hereinafter referred to as "Mosaic"), a wholly owned subsidiary of Madison Investment Advisors, Inc., the current investment advisor to the Fund; the Fund shall serve as its own transfer agent and dividend paying agent; the Fund shall enter into a Services Agreement with Mosaic for all administrative and other services not covered by the Investment Advisory Agreement; the Fund shall enter into a Distribution Agreement with Artisan Securities, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., upon its effectiveness as a registered broker-dealer with the Securities and Exchange Commission and its acceptance as a member of the National Association of Securities Dealers, Inc.; the Fund, as reorganized, shall have four Trustees; Star Bank, NA, shall serve as custodian of the Fund's securities; effective for fiscal years beginning after December 31, 1996, the Fund's independent accountants shall be Deloitte & Touche LLP; and the Fund shall make a filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and file a post-effective amendment under the 40 Act upon completion of the matters described above in order to make public the sale of the Fund's securities.